UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 3, 2010

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including Zip Code)

 (914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2010, Prestige Brands Holdings, Inc. (the ‘‘Registrant’’) announced financial results for the fiscal quarter ended June 30, 2010.  A copy of the press release announcing the Registrant’s earnings results for the fiscal quarter ended June 30, 2010 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit 99.1 attached hereto shall not be deemed to be ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Registrant was held on August 3, 2010.  The matters voted upon at the annual meeting and the results of the voting on each matter are set forth below:

1.	Election of Directors.

DIRECTOR NOMINEE	FOR	WITHHELD	NON VOTES

Matthew M. Mannelly	39,573,611	2,841,456	4,005,422
John E. Byom	36,659,747	5,755,320	4,005,422
Gary E. Costley	36,655,499	5,759,568	4,005,422
Charles J. Hinkaty	39,592,774	2,822,293	4,005,422
Patrick M. Lonergan	36,675,680	5,739,387	4,005,422

2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending March 31, 2011.

FOR	45,694,161
AGAINST	655,743
ABSTAIN	70,585

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 8.01 Other Events.

The Registrant also is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding the guarantee by the Registrant and certain of the Registrant’s subsidiaries of $150 million of currently outstanding 8.25% senior unsecured notes due 2018 issued by Prestige Brands, Inc.

The supplemental guarantor financial information is provided within Footnote 20 to the Consolidated Financial Statements of the Registrant contained in Exhibit 99.2 attached hereto for the periods disclosed within the Registrant’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 (the “2010 Form 10-K”), which was originally filed with the United States Securities and Exchange Commission on June 11, 2010.

This Current Report does not modify or update the disclosures in the 2010 Form 10-K in any way, nor does it reflect any subsequent information or events, other than the inclusion of required supplemental guarantor financial information. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2010 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. The information in this Current Report should be read in conjunction with the 2010 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2010	PRESTIGE BRANDS HOLDINGS, INC.

	By:	/s/ Peter J. Anderson
Name: Peter J. Anderson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Press Release dated August 5, 2010 announcing the Registrant’s financial results for the fiscal quarter ended June 30, 2010 (furnished only).

99.2	Consolidated Financial Statements for the fiscal year ended March 31, 2010.